                                                 EXHIBIT (a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF
                          INDEPENDENCE HOLDING COMPANY

    As set forth in Section 3 of the Offer to Purchase dated July 26, 2001 (the 'Offer to Purchase'), this Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if:

        (a) certificates representing shares of Common Stock (the 'Shares') of Independence Holding Company, a Delaware corporation ('IHC'), are not immediately available; or

        (b) the procedure for book-entry transfer cannot be completed on a timely basis; or

        (c) time will not permit a duly executed Letter of Transmittal (or manually signed facsimile thereof) or other required documents to reach the Depositary referred to below before the Expiration Date (as defined in Section 1 of the Offer to Purchase referred to below).

    This form or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary by the Expiration Date (as defined in Section 1 of the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        THE DEPOSITORY FOR THE OFFER IS:
                                   EQUISERVE

                         For Information By Telephone:
                                 (800) 736-3001

                   By Mail:                               Facsimile Transmission:
                  EquiServe                                    (781) 575-4826
           Attn: Corporate Actions               (for eligible guarantor institutions only)
                P.O. Box 43025                             Confirm by telephone:
            Boston, MA 02940-3025                              (781) 575-4816

                   By Hand:                        By Overnight Delivery or Express Mail:
Securities Transfer & Reporting Services, Inc.                   EquiServe
                c/o EquiServe                             Attn: Corporate Actions
        100 Williams Street, Galleria                       40 Campanelli Drive
              New York, NY 10038                            Braintree, MA 02184

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO IHC WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    THIS NOTICE OF GUARANTEED DELIVERY FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders          Shares to IHC at the price per Share
indicated below, net to the seller in cash, upon the terms and conditions set forth in the Offer to Purchase, and the related Letter of Transmittal (which, as may be amended or supplemented from time to time, together with the Offer to Purchase constitute the 'Offer'), receipt of which is hereby acknowledged.

                              CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
                     (EXCEPT AS OTHERWISE PROVIDED HEREIN),
                      THERE IS NO PROPER TENDER OF SHARES.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                [ ] $15.00                         [ ] $16.00
                [ ] $15.25                         [ ] $16.25
                [ ] $15.50                         [ ] $16.50
                [ ] $15.75                         [ ] $16.75

-------------------------------------------------------------------------------

                    IF PORTIONS OF SHARE HOLDINGS ARE BEING
                        TENDERED AT MORE THAN ONE PRICE,
                  USE A SEPARATE NOTICE OF GUARANTEED DELIVERY
                           FOR EACH PRICE SPECIFIED.

                                    ODD LOTS

    To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares.

    On the date hereof, the undersigned either (check one):

    [ ] was the beneficial or record owner of an aggregate of fewer than 100
        Shares, all of which are being tendered; or

    [ ] is a broker, dealer, commercial bank, trust company or other nominee that:

       (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder; and

       (b) believes, based upon representations made to it by each such beneficial owner, that each such person was the beneficial owner of an aggregate of fewer than 100 Shares, and is tendering all of such Shares.

    In addition, the undersigned is tendering Shares either (check one):

    [ ] at the Purchase Price (as defined in the Offer to Purchase), as the same shall be determined by IHC in accordance with the terms of the Offer
        (persons checking this box need not indicate the price per Share above);
        or

    [ ] at the price per Share indicated above under 'Price (In Dollars) Per
        Share At Which Shares Are Being Tendered' on this Notice of Guaranteed
        Delivery.

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
-------------------------------------------------   --------------------------------------
    Please type or print

                                                       SIGN HERE: _______________________

                                                       Dated: _____________________, 2001
    -----------------------------------------
    CERTIFICATE NO.(S) (IF AVAILABLE)

                                                       If Shares will be tendered by
                                                       book-entry transfer, provide the
                                                       following information:

                                                       Account No.: ____________________
    -----------------------------------------
    NAME(S)

    -----------------------------------------


    -----------------------------------------
    ADDRESS(ES)
    AREA CODE AND TELEPHONE NUMBER
-------------------------------------------------   --------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN 'ELIGIBLE GUARANTOR INSTITUTION,' AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN 'ELIGIBLE INSTITUTION'), GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK- ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NASDAQ TRADING DAYS OF THE DATE HEREOF.

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Address: _______________________________________________________________________

Zip Code: ______________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Dated: _________________________________, 2001

                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.